[line drawing of L. Roy Papp]


                                                                      Prospectus
                                                                  March 14, 1997



                      PAPP AMERICA-PACIFIC RIM FUND, INC.


                       4400 North 32nd Street, Suite 280
                            Phoenix, Arizona 85018
                                 (602) 956-1115
                                 (800) 421-4004


                INVESTMENT OBJECTIVE:  LONG-TERM CAPITAL GROWTH


     The Fund invests with the objective of long-term capital growth resulting to a considerable extent from international activities, particularly in the Pacific Rim nations, of its portfolio companies.


                            - Minimum Investment -

               Initial Purchase                    $ 5,000

               Subsequent Purchases and
               Individual Retirement Accounts (IRAs)     $1,000


                        NO SALES OR REDEMPTION CHARGES
                             (A pure no-load fund)


This prospectus sets forth concisely information a prospective investor should know before investing in Papp America-Pacific Rim Fund, Inc. (the "Fund"). Please retain it for future reference. A Statement of Additional Information regarding the Fund dated the date of this prospectus has been filed with the Securities and Exchange Commission and (together with any supplement to it) is incorporated by reference. The Statement of Additional Information may be obtained at no charge by writing or telephoning the Fund at its address or telephone number shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               Table of Contents





                                                  Page

          Fund Expenses                             3

          Investment Objective                      4

          Investment Methods                        4

          Risk Factors                              5

          Investment Restrictions                   5

          Purchasing Shares                         6

          Redeeming Shares                          6

          Determination of Net Asset Value          7

          Management of the Fund                    8

          Investment Adviser                        9

          Distributions                            10

          Federal Income Tax                       10

          The Fund                                 10


Fund Expenses
------------

The following table illustrates all expenses and fees that a shareholder of the Fund will bear, directly or indirectly.

                        Shareholder Transaction Expenses

     Maximum Sales Load Imposed on Purchases............................None
     Maximum Sales Load Imposed on Reinvested Dividends.................None
     Deferred Sales Load................................................None
     Redemption Fees....................................................None
     Exchange Fees......................................................None

                         Annual Fund Operating Expenses
                  (as percentages of average daily net assets)

     Management Fee.....................................................1.0%
     12b-1 Fees.........................................................None
     Other Expenses (see note below)....................................0.25%
     Total Fund Operating Expenses (after any expense
     reimbursement).....................................................1.25%

Note:In the absence of an operating history, the amount shown for "other expenses" is the maximum amount that may be incurred by the Fund, since the investment adviser has obligated itself to reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The investment adviser has agreed to pay all organizational expenses, and such expenses will not be reimbursed by the Fund. Absent that expense limitation, other expenses and total Fund operating expenses for the Fund's initial fiscal year are estimated to be approximately 1.50% and 2.50%, respectively.

Example:

The investor would pay the following expenses on a $1,000 investment in the Fund assuming (1) a 5% annual rate of return, (2) continuance of the above operating expense percentage, (3) reinvestment of all distributions to shareholders, and
(4) redemption at the end of each period.

                    One Year    Three Years
                    --------    -----------

                     $12.50       $41.00

This example should not be considered a representation of past or future expenses or performance. Actual expenses and return may be greater or less than those shown.

INVESTMENT OBJECTIVE
--------------------

     The Fund invests with the objective of long-term capital growth resulting to a considerable extent from the international activities, particularly in the Pacific Rim nations, of its portfolio companies. The Fund's investment objective is a fundamental policy that may not be changed without shareholder approval.

INVESTMENT METHODS
------------------

     United States international companies. The Fund acquires the common stocks of United States companies that appear to have substantial sales to and receive significant income from countries within the Pacific Rim (defined as those countries bordering the Pacific Ocean). Under normal market conditions, at least 65% of the Fund's total assets (valued at the time of each investment) will be invested in United States companies 50% or more of whose (i) earnings or sales can be attributed to, or (ii) assets are situated in, Pacific Rim countries including the United States, and 15% or more of whose (i) earnings or sales can be attributed to, or (ii) assets are situated in, Pacific Rim countries outside the United States. In addition (and not included towards the 65% discussed in the preceding sentence) the Fund may invest in United States companies that, in the opinion of the Fund's investment adviser, will soon meet these criteria. In determining which United States companies are eligible for inclusion in the Fund's securities portfolio, the Fund's investment adviser will largely rely on published annual geographic data provided by many multinational companies. However, because a number of companies do not separately set forth the geographical areas from which their earnings and sales are derived, e.g., separating Asian earnings and sales from European earnings and sales, the Fund's investment adviser will also rely on verbal discussions with officials of companies being considered for inclusion in the Fund's securities portfolio.

     Foreign companies. The Fund may invest a maximum of 30% of its common stock assets (valued at the time of each investment), in common stocks of foreign-domiciled companies that are traded, either directly or in the form of American Depository Receipts (ADRs), on a United States stock exchange or in the Nasdaq Stock Market, 15% or more of whose earnings, sales, or assets can be attributed to Pacific Rim countries, excluding the United States or, in the opinion of its investment adviser, will soon meet these criteria.

     The Fund seeks to purchase the shares of companies that it regards as having excellent prospects for capital appreciation (measured on an overall basis by such considerations as earnings growth over extended periods of time, long-term dividend growth, above-average profitability created through operating efficiency rather than financial leverage, and cash flows that appear to confirm the sustainability of growth) at a price, relative to the market as a whole, that does not fully reflect the superiority of a particular company. The production of current income is not a determinative factor in the selection of portfolio securities, and the Fund is not designed for investors seeking income rather than capital appreciation. Investments are not limited by ratings or other external criteria of quality, and investments may vary in quality measured by such criteria, and may include speculative securities. Once purchased, the shares of such companies are ordinarily retained so long as the investment adviser believes that the prospects for appreciation continue to be favorable and that the securities are not overvalued in the marketplace. Accordingly, although the Fund's annual portfolio turnover rate will vary from year to year, it is not expected to exceed 25% under normal market conditions.

     Under normal market conditions, substantially all of the Fund's assets are invested in common stocks, other than cash and cash equivalents anticipated to be needed for payment of the Fund's obligations. However, if a temporary defensive position should be considered by the investment adviser to be advisable in view of market conditions, the Fund may hold cash and may invest up to

100% of its assets in United States government, agency and instrumentality obligations, and in other domestic debt rated in one of the two highest grades by one or more of the nationally recognized statistical ratings organizations or, if unrated, believed by the investment adviser to be comparable in quality, are readily salable, and mature or are redeemable by the Fund not more than one year from the time of investment.

RISK FACTORS
------------

     Investment in foreign business interests (either in United States enterprises with substantial international activities, or in shares, or ADRs for shares, of foreign companies), may be riskier in some ways than domestic investment because of possibilities of: foreign controls over currency exchange; restrictions on monetary repatriation; oppressive regulation; differing tax systems among countries, with differing consequences to portfolio companies; heavy or confiscatory taxation; less liquidity and more price volatility of some foreign securities and ADRs; less governmental supervision of issuers of securities; limited publicly available corporate information; varying accounting, auditing and financial reporting standards and financial statements among countries; difficulties in obtaining legal recourse and enforcing judgments abroad; nationalization or expropriation of assets; and political, economic or social instability. Also, risk may be increased to the extent of commitments by portfolio companies in developing countries, contrasted with developed countries.

     The Fund's focus on companies with significant earnings, sales or assets in Pacific Rim countries outside the United States makes the Fund more vulnerable to potential adverse economic or market developments affecting that region than would be the case for a fund investing in companies with broader geographic diversification of their businesses.

     The Fund is not intended to present a balanced investment program. It is not intended to be a vehicle for short-term trading, but is intended for investment for the long-term. The securities in which the Fund invests are subject to the risks inherent in the respective portfolio companies and to market fluctuations, and there can be no assurance that the Fund will achieve its investment objective.

INVESTMENT RESTRICTIONS
-----------------------

The Fund will not:

     1. To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets (valued at such time) in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

     2. Acquire securities of any one issuer that at time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3.  Invest more than 5% of its assets (valued at time of investment) in
     securities of issuers with less than three years'   operation (including
     predecessors);

     4. Invest more than 5% of its assets (valued at time of investment) in securities that are not readily marketable.

The first three of these restrictions cannot be changed without the approval of the holders of a "majority of the outstanding voting securities" as defined in the Investment Company Act. All of the Fund's investment restrictions are set forth in the Statement of Additional Information.

PURCHASING SHARES (see New Account Purchase Application accompanying this prospectus)

     Shares of the Fund are purchased at the net asset value per share next determined after receipt of the purchase order, as described under "Determination of Net Asset Value." There are no sales commissions or underwriting discounts. The minimum initial investment is $5,000, except for Individual Retirement Accounts (IRAs) where the minimum is $1,000. Minimum subsequent investments in all cases are $1,000, excluding reinvestments of dividends and capital gains distributions.

     To make an initial purchase of shares, complete and sign the New Account Purchase Application and mail it, together with a check for the total purchase price, to Papp America-Pacific Rim Fund, Inc., 4400 North 32nd Street, Suite 280, Phoenix, AZ 85018. The purchase price is the net asset value per share as described under "Determination of Net Asset Value."

     Each investment in shares of the Fund, including dividends and capital gains distributions reinvested in Fund shares, is acknowledged by a statement showing the number of shares purchased, the net asset value at which the shares are purchased, and the new balance of Fund shares owned. The Fund does not issue stock certificates for the shares purchased. All full and fractional shares will be carried on the books of the Fund without the issuance of certificates.

     Shares may be purchased or redeemed directly through the Fund or through an investment dealer or other institution. The Fund may enter into an arrangement with such an institution allowing the institution to process purchase orders or redemption requests for its customers with the Fund on an expedited basis, including requesting share redemptions by telephone. Although these arrangements might permit one to effect a purchase or redemption of Fund shares through the institution more quickly than would otherwise be possible, the institution may impose charges for its services. Those charges could constitute a significant portion of a smaller account, and might not be in a shareholder's best interest. Shares of the Fund may be purchased or redeemed directly from the Fund without imposition of any charges other than those described in the prospectus.

     Some financial institutions that maintain nominee accounts with the Fund for their clients for whom they hold Fund shares charge an annual fee of up to 0.35% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. Such fees are paid by the Adviser.

     The Fund reserves the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.

REDEEMING SHARES
----------------

     The Fund will redeem all or any part of shares owned upon written request delivered to the Fund at 4400 North 32nd Street, Suite 280, Phoenix, AZ 85018. The redemption request must:

     (1) specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;

     (2) be signed by all owners exactly as their names appear on the account;
     and

     (3) include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934.
     Eligible guarantor institutions include banks, brokers, dealers, credit unions (if authorized by applicable state law), national securities exchanges, registered securities associations, clearing agencies and savings associations. A notary public is not an eligible guarantor.

     In the case of shares registered in the name of a corporation, the redemption request must be signed in the name of the corporation by an officer whose title must be stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act must be furnished. In the case of a trust or a partnership, the redemption request must be signed in the name of the trust or partnership by a trustee or a general partner, and must include a signature guarantee. If the trustee or general partner is not named in the account registration, the redemption request must also include evidence of the trustee's or general partner's appointment as such (for example, a certified copy of the partnership or trust instrument). Under certain circumstances, before the shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem. Call 1-800-421-4004 before submitting a redemption request if you have any questions about the documents required.

     The redemption price per share is net asset value determined as described under "Determination of Net Asset Value." There is no redemption charge. The redemption value of the shares may be more or less than the cost, depending upon the value of the Fund's portfolio securities at the time of redemption. If the net asset value of the shares in an account is less than $1,000 as a result of previous redemptions and not market price declines, the Fund may notify the registered holder that unless the account value is increased to at least the minimum within 60 days the Fund will redeem all shares in the account and pay the redemption price to the registered holder.

     Payment for shares redeemed is made within seven days after receipt by the Fund of a request for redemption in good order. However, if shares are redeemed immediately after they are purchased, the Fund may delay paying the redemption proceeds only until the shareholder's check for the purchase price has been cleared, which may take up to 15 days. The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that Exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

DETERMINATION OF NET ASSET VALUE
--------------------------------

     For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are also valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the board of directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

     The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value of the Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent.

MANAGEMENT OF THE FUND
----------------------

     The board of directors has overall responsibility for the conduct of the Fund's affairs. The directors of the Fund, including those directors who are also officers, and their principal business activities during the past five years, are:

     L. Roy Papp, Chairman and director.  Age 69.
     Partner, L. Roy Papp & Associates (investment manager).

     Harry A. Papp, CFA, President and director.  Age 42.
     Partner, L. Roy Papp & Associates.

     Robert L. Mueller, Vice President, Secretary and director. Age 68. Partner, L. Roy Papp & Associates.

     Rosellen C. Papp, CFA, Vice President, Treasurer and director. Age 42. Partner, L. Roy Papp & Associates.

     Bruce C. Williams, CFA, Vice President and director. Age 43. Partner, L. Roy Papp & Associates.

     James K. Ballinger, director.  Age 47.  The Director of the Phoenix Art
     Museum.

     Amy S. Clague, director. Age 64. Partner, Boyd and Clague (bookkeeping services for small companies).

     Carolyn P. O'Malley, director. Age 49. The Director of the Desert Botanical Garden since 1994. Prior thereto, Assistant Director of the Garden and Director of Public Relations of The Volunteer Center of Maricopa County, Phoenix, Arizona.

     Each of the following is an "interested person" of the Fund (as defined in the Investment Company Act): L. Roy Papp as an officer of the Fund and a partner of its investment adviser, L. Roy Papp & Associates; Harry A. Papp and Rosellen
C. Papp, as officers of the Fund, partners of the investment adviser and as the son and daughter-in-law, respectively, of L. Roy Papp; Robert L. Mueller and Bruce C. Williams as partners of the investment adviser and as officers of the Fund. All but Mrs. Clague, Mr. Ballinger, and Mrs. O'Malley are also personnel of the investment adviser.

     The address of Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller, Bruce
C. Williams, and Ms. Rosellen C. Papp, is 4400 North 32nd Street - Suite 280, Phoenix, Arizona 85018; the address of Mr. Ballinger is 1625 North Central Avenue, Phoenix, Arizona 85004; the address of Mrs. Clague is 326 East Kaler Drive, Phoenix, Arizona 85020; and the address of Mrs. O'Malley is 1201 N. Galvin Parkway, Phoenix, Arizona 85008.

     L. Roy Papp, Harry A. Papp, and Robert L. Mueller are the members of the executive committee, which has authority during intervals between meetings of the board of directors to exercise the powers of the Board, with certain exceptions. Directors not affiliated with the investment adviser and not officers of the Fund receive from the Fund an attendance fee of $100 for each meeting of the board of directors attended.

     The following are Vice Presidents of the Fund: George D. Clark, Jr., Jeffrey N. Edwards, Robert L. Hawley and Victoria S. Cavallero. Julie A. Hein is Assistant Treasurer of the Fund. Mr. Clark has been a partner or associate of L. Roy Papp & Associates since 1987. Mr. Edwards has been a partner or associate of L. Roy Papp & Associates since 1987. Ms. Cavallero has been a partner or associate of L. Roy Papp & Associates since 1987. Mr. Hawley has been a partner or associate of L. Roy Papp & Associates since 1993. Ms. Hein has been a partner or associate of L. Roy Papp & Associates since 1989. The address of all of the officers is L. Roy Papp & Associates, 4400 North 32nd Street, Suite 280, Phoenix, Arizona 85018.

INVESTMENT ADVISER
------------------

     L. Roy Papp & Associates serves as investment adviser to the Fund. L. Roy Papp and Rosellen C. Papp, partners of that firm, manage the portfolio of the Fund. Except for two years when he was United States director of, and ambassador to, the Asian Development Bank, Manila, Philippines, Mr. Papp has been in the money management field since 1955. He has been either sole proprietor of or a partner of L. Roy Papp & Associates since 1978. Rosellen C. Papp has been the Director of Research of L. Roy Papp & Associates since 1981.

     The firm of L. Roy Papp & Associates is also investment adviser to individuals, trusts, retirement plans, endowments, and foundations. Assets under management exceed $580 million. The firm also acts as investment adviser to The L. Roy Papp Stock Fund, Inc. which commenced operations in 1989 and whose assets approximate $55 million, and Papp America-Abroad Fund, Inc. which commenced operations in 1991 and whose assets approximate $44 million.

     Subject to the overall authority of the Fund's board of directors, the adviser furnishes continuous investment supervision and management to the Fund under an investment advisory agreement.

     The investment adviser receives from the Fund, as compensation for its services, a fee, accrued daily and payable monthly, at an annual rate of 1% of the Fund's net assets. On days for which the values of the Fund's net assets are not determined, the fee is accrued on the most recently determined net assets adjusted for subsequent daily income and expense accruals. The adviser has obligated itself to reimburse the Fund to the extent the Fund's total annual expenses, excluding taxes, interest and extraordinary litigation expenses, during any of its fiscal years, exceed 1.25% of its average daily net asset value in such year.

     Under the agreement, the investment adviser furnishes at its own expense office space to the Fund and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. The investment adviser also pays all expenses of marketing shares of the Fund, all expenses in determination of daily price computations, placement of securities orders and related bookkeeping.

     The Fund pays all expenses incident to its operations and business not specifically assumed by the investment adviser, including expenses relating to custodial, legal, and auditing charges; printing and mailing reports and prospectuses to existing shareholders; taxes and corporate fees; maintaining registration of the Fund under the Investment Company Act and registration of its shares under the Securities Act of 1933; and complying with the securities laws of certain states.

DISTRIBUTIONS
-------------

     The Fund intends to distribute to shareholders substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities.

     Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

FEDERAL INCOME TAX
------------------

     The Fund intends to qualify to be taxed as a regulated investment company under the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. Dividends from investment income and net short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

     Each shareholder is advised annually of the source or sources of distributions for federal income tax purposes. A shareholder who is not subject to federal income taxation will not be required to pay tax on distributions received.

     If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis. If shares are redeemed within six months, any loss on the sale of those shares would be long-term capital loss to the extent of any distributions of long-term capital gains that the shareholder has received on those shares.

     If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% ("backup withholding") from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income. These certifications are contained in the New Account Purchase Application which should be completed and returned to the Fund when the initial investment is made.

THE FUND
--------

     The Fund was incorporated in Maryland on December 18, 1996 and commenced operations as an open-end diversified management investment company on March 14, 1997. Each share of capital stock, $.01 par value, is entitled to share pro rata in any dividends and other distributions on shares declared by the board of directors, to one vote per share in elections of directors and other matters presented to shareholders, and to equal rights per share in the event of liquidation.

     The Fund issues annual reports to shareholders containing financial statements audited by its independent auditors, Arthur Andersen LLP. The Fund also issues interim quarterly reports containing lists of securities owned by the Fund.

     The Fund may provide information about its total return and average annual total return in letters to shareholders or in sales materials. Total return is the percentage change in value during the period of an investment in the Fund, including the value of shares acquired through reinvestment of all dividend and capital gains distributions. Average annual total return is the average annual compounded rate of change in value represented by the total return for the period. Performance quotations for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. The Fund's performance may also be compared to various indices. See the Statement of Additional Information for a more complete explanation.

     All performance data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses. Investment performance also reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles.

     According to the law of Maryland, under which the Fund is incorporated, and the Fund's bylaws, the Fund is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act. Inquiries regarding the Fund should be directed to the Fund at its address or telephone number shown on the front cover.

     The Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares, and in connection with such meeting will comply with the provisions of section 16(c) of the Investment Company Act concerning assistance with a record shareholder communication asking other record shareholders to join in that request.

                      Papp America-Pacific Rim Fund, Inc.
                             (a pure no-load fund)



                    Investment Adviser
                         L. Roy Papp & Associates
                         4400 North 32nd Street
                         Suite 280
                         Phoenix, AZ 85018
                         Telephone: (602) 956-0980

                    Custodian
                         Founders Bank of Arizona
                         7335 E. Doubletree Ranch Rd.
                         Scottsdale, AZ  85258

                    Transfer and Dividend Disbursing Agent
                         L. Roy Papp & Associates
                         4400 North 32nd Street
                         Suite 280
                         Phoenix, AZ 85018

                    Independent Auditors
                         Arthur Andersen LLP
                         Two North Central Avenue
                         Phoenix, AZ 85004

                    Legal Counsel
                         Bell, Boyd & Lloyd
                         70 West Madison Street
                         Chicago, IL 60602

                      PAPP AMERICA-PACIFIC RIM FUND, INC.



                     Statement of Additional Information
                     -----------------------------------

                                March 14, 1997


                      4400 North 32nd Street - Suite #280
                            Phoenix, Arizona  85018
                              Phone (602) 956-1115
                                (800) 421-4004


                       --------------------------------

                               Table of Contents


Additional Information........................................1
Investment Policies and Restrictions..........................2
Investment Adviser............................................3
Directors and Officers........................................4
Performance Information.......................................4
Purchasing and Redeeming Shares...............................5
Additional Tax Information....................................6
Portfolio Transactions........................................6
Custodian.....................................................7
Transfer Agent................................................7
Independent Auditors Report...................................8
Statement of Assets and Liabilities...........................9

                       ------------------------------

Additional Information
----------------------

     This Statement of Additional Information is not a prospectus, but provides information that should be read in conjunction with the Fund's prospectus dated March 14, 1997 and any supplement thereto.

     The prospectus may be obtained from the Fund at no charge by writing or telephoning the Fund at its address or telephone number shown above.

Investment Policies and Restrictions
------------------------------------

     The Fund's investment objective is stated in the prospectus on the front cover and under "Investment Objective." The manner in which the Fund pursues its investment objective is discussed in the prospectus under the captions "Investment Methods" and "Risk Factors." The investment restrictions are set forth in full immediately below.

     The Fund will not:

          1. To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets (valued at such time) in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

          2.  Acquire securities of any one issuer that at time of investment
          (a) represent more than 10% of the voting securities of the issuer or
          (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

          3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

          4.  Invest in repurchase agreements or reverse repurchase agreements;

          5. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing (the Fund will not purchase additional securities when its borrowings exceed 5% of the value of its assets);

          6. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that Act with respect to such resale;

          7.  Purchase or sell commodities, commodity contracts or options;

          8.  Make margin purchases or short sales of securities;

          9. Invest in companies for the purpose of management or the exercise of control;

          10. Make loans (but this restriction shall not prevent the Fund from investing in debt securities, subject to the 5% limitation stated in restriction 5 above);

          11. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Restrictions 1 through 11 listed above are fundamental policies, and may be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act.

The Fund has also adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

          a. Invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

          b. Invest more than 5% of its assets (valued at time of investment) in securities that are not readily marketable;

          c. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization [in addition to this investment restriction, the Investment Company Act of 1940 provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund];

          d. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 15% of its total assets at cost;

          e. Purchase or sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

          f.  Invest in or write puts, calls, straddles or spreads;

          g. Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

          h. Invest more than 5% of its net assets (valued at time of investment) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges.

Investment Adviser
------------------

     Information on the Fund's investment adviser, L. Roy Papp & Associates, is set forth in the prospectus under "Management of the Fund" and "Investment Adviser," and is incorporated herein by reference.

     The adviser is an Arizona general partnership owned and controlled by its partners, of whom there were 10 at the date of this Additional Information
Statement: L. Roy Papp, Harry A. Papp, Robert L. Mueller, Rosellen C. Papp, Bruce C. Williams, George D. Clark, Jr., Jeffrey N. Edwards, Robert L. Hawley, Victoria S. Cavallero, and Julie A. Hein.

     The Advisory Agreement provides that the adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement expires on September 24, 1998, but may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund or the adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Directors and Officers
----------------------

     Information about the directors and officers of the Fund and their principal business activities during the past five years is set forth in the prospectus under "Management of the Fund", and is incorporated herein by reference.

     All of the directors, except James K. Ballinger, Amy S. Clague, and Carolyn
P. O'Malley are partners of L. Roy Papp & Associates, the Fund's investment adviser, and serve without any compensation from the Fund. The following table sets forth compensation expected to be paid by the Fund and by all of the Papp Funds (the Fund, Papp America-Abroad Fund, and The L. Roy Papp Stock Fund) to Mr. Ballinger, Mrs. Clague, and Mrs. O'Malley during the fiscal year ending December 31, 1997. Neither the Fund nor any of the Papp funds has any pension or retirement plan.

                       Estimated Aggregate   Estimated Total Compensation from the
                            Compensation Fund, Papp America-Abroad Fund and The
Name of Director          From the Fund     L. Roy Papp Stock Fund Paid to Directors
----------------       -------------------  ----------------------------------------
James K. Ballinger           $400.00                        $6000.00
Amy S. Clague                $400.00                        $6000.00
Carolyn P. O'Malley          $400.00                        $ 400.00

At the date of this Additional Information Statement, L. Roy Papp, who provided the Fund's organizational capital, owned 100% of the Fund's outstanding common stock and therefore controlled the Fund.

Performance Information
-----------------------

     From time to time the Fund may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

          Average Annual Total Return is computed as follows:
                               ERV = P(1 + T)/n/


          Where: P = the amount of an assumed initial investment in Fund shares T = average annual total return n = number of years from initial investment to the end of the period
                ERV = ending redeemable value of shares held at the end of the period

     The Fund imposes no sales charge and pays no distribution expenses. Income taxes are not taken into account. The Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Inc., Morningstar, Inc., or that of another service.

Purchasing and Redeeming Shares
-------------------------------

     Purchases and redemptions are discussed in the Fund's prospectus under the headings "Purchasing Shares" and "Redeeming Shares." All of that information is incorporated herein by reference.

     The Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading, which regularly is every day except Saturday and Sunday. However, that Exchange is also closed on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and if one of those holidays should fall on a Saturday or a Sunday, on the preceding Friday or the following Monday, respectively. Net asset value will not be computed on the days of observance of those holidays, unless, in the judgment of the board of directors, it should be determined on any such day, in which case the determination will be made as of 1:00 p.m., Phoenix time.

     The Fund has elected to be governed by rule 18f-1 under the Investment Company Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

     Redemptions will be made at net asset value. See "Determination of Net Asset Value" in the prospectus, which information is incorporated herein by reference.

Additional Tax Information
--------------------------

     See "Federal Income Tax" in the prospectus. All that information is incorporated herein by reference.

Portfolio Transactions
----------------------

     The Fund expects that its annual portfolio turnover rate will not exceed 25% under normal conditions, a turnover rate less than that of most mutual funds that invest primarily in common stocks. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

     The investment adviser places portfolio transactions of the Fund with those securities brokers and dealers that it believes will provide the best value in transaction and research services for the Fund, either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, some involve research services as well.

     In valuing brokerage services, the investment adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission considered alone) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     In valuing research services, the investment adviser makes a judgment of the usefulness of research and other information provided by a broker to the investment adviser in managing the Fund's investment portfolio. The information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker. The extent, if any, to which the obtaining of such information may reduce the expenses of the adviser in providing management services to the Fund is not determinable. In addition, it is understood by the Board of Directors that other clients of the investment adviser might also benefit from the information obtained for the Fund, in the same manner that the Fund might also benefit from information obtained by the investment adviser in performing services to others.

     The reasonableness of brokerage commissions paid by the Fund in relation to transaction and research services received is evaluated by the staff of the investment adviser on an ongoing basis. The general level of brokerage charges and other aspects of the Fund's portfolio transactions are reviewed periodically by the Board of Directors.

     Transactions of the Fund in the over-the-counter market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

     Subject to the overriding objective of seeking the best value in transaction and research services for the Fund, the adviser may select those brokers and dealers who have made recommendations resulting in sales of Fund shares.

     Although investment decisions for the Fund are made independently from those for other investment advisory clients of L. Roy Papp & Associates, it may develop that the same investment decision is made for both the Fund and one or more other advisory clients. If both the Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

Custodian
---------

     Founders Bank of Arizona, 7335 E. Doubletree Ranch Road, Scottsdale, AZ 85258, is the custodian for the Fund. It is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund, and performing other administrative duties, all as directed by authorized persons of the Fund. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund. The Fund has authorized the custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Fund may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

Transfer Agent
--------------

     L. Roy Papp & Associates, the investment adviser to the Fund, also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Fund. Under the agreement, L. Roy Papp & Associates is responsible for administering and performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions, for performing shareholder account administration agent functions in connection with the issuance, transfer and redemption of the Fund's shares, and maintaining necessary records in accordance with applicable laws, rules and regulations.

     For its services L. Roy Papp & Associates receives from the Fund a monthly fee of $.75 for each shareholder account of the Fund, $.50 for each dividend paid on a shareholder account, and $1.00 for each purchase (other than by reinvestment, transfer or redemption) of shares of the Fund. The Board of Directors of the Fund has determined the charges by L. Roy Papp & Associates to the Fund are comparable to the charges of others performing similar services. L. Roy Papp & Associates has agreed to make no charges for the provision of these services until January 1, 1999.

                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Papp America - Pacific Rim Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of PAPP AMERICA - PACIFIC RIM FUND, INC. (a Maryland corporation), as of February 19, 1997. The statement of assets and liabilities is the responsibility of Papp America - Pacific Rim Fund, Inc. management. Our responsibility is to express an opinion on the statement of assets and liabilities based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement assets and liabilities. Our procedures included confirmation of cash held by the custodian as of February 19, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the assets and liabilities of Papp America - Pacific Rim Fund, Inc. as of February 19, 1997, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP
Phoenix, Arizona
February 19, 1997.

                     PAPP AMERICA - PACIFIC RIM FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               FEBRUARY 19, 1997

                                    ASSETS
CASH                                                                    $100,000
                                                                        --------
          Total assets                                                  $100,000
                                                                        ========

                                  LIABILITIES

          Total liabilities                                             $   -
                                                                        ========

                                  NET ASSETS

NET ASSETS                                                              $100,000
                                                                        ========

Shares outstanding                                                        10,000

Net asset value, offering and redemption price per share                $  10.00
                                                                        ========

   The accompanying notes are an integral part of this financial statement.

                     PAPP AMERICA - PACIFIC RIM FUND, INC.

                 NOTES TO STATEMENT OF ASSETS AND LIABILITIES

                               FEBRUARY 19, 1997

(1)  THE FUND:

Papp America - Pacific Rim Fund, Inc. was organized as a Maryland corporation on December 18, 1996, and has been inactive since that date except for matters relating to its organization, its registration as an open-end investment company and the registration of its shares under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of the outstanding shares to a partner of L. Roy Papp & Associates, the Fund's investment adviser. The Fund is authorized to issue 5,000,000 shares of capital stock ($.01 par value). All costs to organize the Fund have been paid by L. Roy Papp & Associates, the Fund's adviser, and will not be reimbursed by the Fund.

(2)  RELATED PARTIES:

L. Roy Papp & Associates will act as investment adviser to and manage the investment and reinvestment of the assets of the Fund. For these services, the Fund has agreed to pay an annual management fee of 1.00% of its average daily net assets as described in the Prospectus.

(3)  TAXES:

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.